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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549



                                       FORM 8-K

                                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         NOVEMBER 25, 1997
                                                 ------------------------------


                              SUN HEALTHCARE GROUP, INC.
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                (Exact name of registrant as specified in its charter)



DELAWARE                               1-12040                        85-041062
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(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


  101 SUN LANE, N.E., ALBUQUERQUE, NEW MEXICO                             87109
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code         (505) 821-3355
                                                  ------------------------------

                                    NOT APPLICABLE
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            (Former name or former address, if changed since last report.)

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ITEM 5.   OTHER EVENTS

    On November 25, 1997, Sun Healthcare Group, Inc. ("Sun") entered into an amendment (the "RCA Amendment") to the Agreement and Plan of Merger and Reorganization, dated as of February 17, 1997, as amended by Amendment No. 1 thereto dated as of May 27, 1997 and by Amendment No. 2 thereto dated as of August 21, 1997 (as amended, the "RCA Merger Agreement"), by and among Sun, Retirement Care Associates, Inc., a Colorado corporation ("RCA"), and Peach Acquisition Corporation, a Colorado corporation and a wholly-owned subsidiary of Sun ("RCA Merger Sub"), pursuant to which RCA Merger Agreement RCA Merger Sub will be merged (the "RCA Merger") with and into RCA.

    The RCA Amendment changes the exchange ratio provided for in the RCA Merger Agreement. RCA shareholders will now receive shares of Sun commom stock based on a fixed value of $10 for each outstanding share of RCA Common Stock (based on the average closing price of Sun common stock during the 20 trading days ending five trading days prior to the Effective Time) (unless such average closing price exceeds $24.20, in which case the exchange ratio shall equal .413, or is less than $19.80, in which case the exchange ratio shall equal .505) instead of 0.520 shares of Sun common stock for each share of RCA common stock owned by them on the effective date of the RCA Merger. The RCA Amendment also (i) waives certain representations and warranties which have become incorrect since the date of the RCA Merger Agreement; (ii) modifies the definition of "Company Material Adverse Effect" to relate only to changes in the assets or liabilities of RCA; (iii) contains provisions relating to Sun and its affiliates providing ancillary services to RCA and its affiliates; (iv) contains provisions allowing RCA to obtain up to $15 million in working capital financing under certain conditions; (v) contains provisions relating to certain related company leases; (vi) modifies the conditions to Sun's obligation to consummate the Merger related to RCA's representations and warranties and makes corresponding modifications in Sun's termination rights; (vii) provides for a termination fee payable to RCA in the event Sun's board of directors changes its recommendation of the Merger in a manner adverse to RCA; (viii) contains certain other technical provisions; and (ix) extends the date after which either party may freely terminate the RCA Merger Agreement from November 30, 1997 (or, under certain circumstances, to December 31, 1997) to March 31, 1998.

    On November 25, 1997, Sun also entered into an amendment (the "Contour Amendment") to the Agreement and Plan of Merger and Reorganization, dated as of February 17, 1997 as amended by Amendment No. 1 thereto dated as of August 21, 1997 (as amended, the "Contour Merger Agreement"), by and among Sun, Contour Medical, Inc., a Nevada corporation ("Contour"), and Nectarine Acquisition Corporation, a Nevada corporation and a wholly-owned subsidiary of Sun ("Contour Merger Sub"), pursuant to which Contour Merger Agreement Contour Merger Sub will be merged (the "Contour Merger" and, together with the RCA Merger, the "Mergers") with and into Contour. The Contour Amendment contains certain technical structuring provisions and extends the date after which either party may freely terminate the Contour Merger Agreement from November 30, 1997 (or, under certain circumstances, to December 31, 1997) to March 31, 1998.

    On November 25, 1997, Sun also entered into an amendment (the "RCA Option Amendment") to the Stockholders Stock Option and Proxy Agreement, dated as of February 17, 1997 (the "RCA Option Agreement"), by and among Sun and certain principal stockholders of RCA, pursuant to which the RCA Option Agreement was amended so as to (i) modify the exercise price of the option described therein to $10.00 per share of RCA common stock, (ii) not allow Sun to exercise the option thereunder in the event that Sun was in material breach of the RCA Merger Agreement and (iii) shorten the period during which Sun may exercise such option from 120 days to 14 days.

    On November 25, 1997, Sun also entered into an amendment (the "Contour Option Amendment" and, together with the RCA Amendment, the Contour Amendment and the RCA Option Amendment, the "Amendments") to the Stockholders Stock Option and Proxy Agreement, dated as of February 17, 1997 (the "Contour Option Agreement"), by and among Sun and RCA, as principal stockholder of Contour, pursuant to which the Contour Option Agreement was amended so as to
(i) provide certain registration rights to RCA in the event that Sun pays the exercise price of the option thereunder in shares of Sun common stock, (ii) not allow Sun to exercise the option thereunder in the event that Sun was in material breach of the Contour Merger Agreement and (iii) shorten the period during which Sun may exercise such option from 120 days to 14 days.

    The Mergers are subject to approval by the stockholders of both companies and will be considered at separate meetings now anticipated to occur in the first quarter of 1998. The Mergers remain subject to other customary conditions. The Mergers will be completed promptly following stockholder approval, assuming satisfaction of the other conditions to the Mergers.

    The foregoing description is qualified in its entirety by reference to the full text of the Amendments, which are attached hereto as Exhibits 2.1, 2.2, 2.3 and 2.4 and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


    (c)  EXHIBITS

         2.1 Amendment No. 3 to the Agreement and Plan of Merger and Reorganization dated as of February 17, 1997 among Sun Healthcare Group, Inc., Retirement Care Associates, Inc. and Peach Acquisition Corporation.

         2.2 Amendment No. 2 to the Agreement and Plan of Merger and Reorganization dated as of February 17, 1997 among Sun Healthcare Group, Inc., Contour Medical, Inc. and Nectarine Acquisition Corporation.

         2.3 Amendment No. 1 to the Stockholders Stock Option and Proxy Agreement dated as of February 17, 1997 among Sun Healthcare Group, Inc. and certain stockholders of Retirement Care Associates.

         2.4 Amendment No. 1 to the Stockholders Stock Option and Proxy Agreement dated as of February 17, 1997 among Sun Healthcare Group, Inc. and Retirement Care Associates, Inc.

        99.1  Press Release

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                                      SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             SUN HEALTHCARE GROUP, INC.


                             By:  /s/ William C. Warrick
                                -------------------------------------------
                             Name:     William C. Warrick
                             Title:    Vice President, Corporate Controller


Dated:  December 1, 1997

                                  INDEX TO EXHIBITS


DOCUMENT NO.  DOCUMENT                           SEQUENTIALLY NUMBERED PAGE

2.1           Amendment No. 3 to the
              Agreement and Plan of Merger
              and Reorganization dated as
              of February 17, 1997 among Sun
              Healthcare Group, Inc.,
              Retirement Care Associates, Inc.
              and Peach Acquisition Corporation.

2.2           Amendment No. 2 to the Agreement and
              Plan of Merger and Reorganization dated
              as of February 17, 1997 among Sun
              Healthcare Group, Inc., Contour Medical,
              Inc. and Nectarine Acquisition Corporation.

2.3           Amendment No. 1 to the Stockholders Stock
              Option and Proxy Agreement dated as of
              February 17, 1997 among Sun Healthcare
              Group, Inc. and certain stockholders of
              Retirement Care Associates.

2.4           Amendment No. 1 to the Stockholders Stock
              Option and Proxy Agreement dated as of
              February 17, 1997 among Sun Healthcare
              Group, Inc. and Retirement Care
              Associates, Inc.

99.1          Press Release